Intangible Assets	12 Months Ended
Dec. 31, 2024
Intangible Assets [Abstract]
Intangible Assets

Note 4 — Intangible Assets

Patent License

On November 21, 2022, the Company entered into a license agreement with Dr. Theodore Anderson, a plasma physicist, whereby the Company was granted an exclusive, worldwide license under certain of Dr. Anderson’s patents. The consideration paid for the license of $33,000, which was fully paid in November of 2022, was recorded as a finite-lived intangible asset.

Consulting Agreement for Rainfall Ionization Equipment

In November 2022, the Company entered into a consulting agreement, which was later amended on December 8, 2022, to engage its senior technology advisor (“Technical Advisor”). The Company agreed to pay the Technical Advisor a one-time fee upon execution of the agreement (“First-time fee”) and a consulting fee of AUD 250,000 per year (equivalent to approximately $170,000 as of the effective date), which was later revised to $186,000 in February 2025, as well as certain success fees that will be paid upon reaching certain milestones. In May 2023, the Technical Advisor met a significant milestone in improving the design and a bonus of AUD 25,000 was paid in June 2023 (equivalent to approximately $13,000).

In connection with the consulting agreement, the Company also agreed to obtain from the Technical Advisor an irrevocable, perpetual, non-exclusive license under certain engineering designs in connection with rainfall ionization equipment and systems. The Company fully paid the amount of $83,750 in June 2023.

Intangible Assets

Intangible assets as of December 31, 2024 and 2023 are composed of licenses under certain patents and designs for weather modification and rainfall ionization equipment to Dr. Anderson and the Technical Advisor as discussed above.

Management anticipates that equipment utilizing certain of these patents and designs will become operational and placed in service within 2025. The Company amortizes those assets on a straight-line basis over the estimated useful lives of the assets under full-month convention. The Company plans to continually adapt to incorporate new technologies and to expand into markets that may be created by new technologies for rainfall generation. As a result, the Company anticipates that the licensed patents and designs will have a ten-year useful life before the Company transitions and adopt new technologies.

Intangible assets as of December 31, 2024 and 2023 was composed of the following:

	Weighted Average	Carrying Value
	Useful Life (Years)	December 31, 2024	December 31, 2023
Intangible assets:
Licensed technology for weather modification	10	$33,000	$33,000
Purchased intellectual property for rainfall ionization equipment	10	$83,750	83,750
Less:
Accumulated amortization		(24,323)	(12,648)
Total intangible assets, net		$92,427	$104,102

The Company incurred approximately $12,000 and $13,000 in amortization expenses for the years ended December 31, 2024 and 2023, respectively, and included that in the accompanying consolidated statement of operations. The intangible assets were tested for impairment whenever events or changes in circumstances indicate the carrying amount may not be recoverable. These conditions may include a change in the extent or manner in which the asset is being used or a change in future operations. For the years ended December 31, 2024 and 2023, there were no impairment charges associated with the Company’s intangible assets.